SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [xx]
Filed by a Party other than the Registrant  [  ]

Check  the  appropriate  box:

[  ]  Preliminary  Proxy  Statement       [  ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule  14a-6(e)(2))
[xx]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12

                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)


               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[xx] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Aggregate number of securities to which transaction applies:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Proposed  maximum  aggregate  value  of  transaction:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     5)   Total  fee  paid:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[  ] Fee  paid  previously  with  preliminary  materials.
[  ] Check  box  if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     2)   Form, Schedule or Registration Statement No.:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     3)   Filing Party:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     4)   Date Filed:

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                          AMERICAN ECOLOGY CORPORATION                   ECOL
   AE                       805 W. IDAHO, SUITE 200                   ----------
                            BOISE, IDAHO 83702-8916                     NASDAQ
                                  208-331-8400                          LISTED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                     10:00 a.m. Central Standard Time on
                         Thursday, May 30, 2002

PLACE
                         The Standard Club
                         Chicago  Room,  4th  Floor
                         320 S. Plymouth Court
                         Chicago, Illinois 60604

PROPOSALS                (1)  To elect seven directors of the Board of Directors
                              to serve a one year term.
                         (2)  To ratify the selection of Balukoff, Lindstrom &
                              Co., P.A. as the Company's independent auditors for the Company's fiscal year ending December 31, 2002.
                         (3)  To transact other business as may properly come
                              before the meeting or any adjournments or postponements thereof.

RECORD DATE              You are entitled to vote if you were a stockholder at
                         the close of business on April 1, 2002. A list of shareholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office identified above and will also be available for inspection at the meeting.

VOTING  BY  PROXY        Please submit a proxy as soon as possible so that your
                         shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

                         BY ORDER OF THE BOARD OF DIRECTORS




                         EDWARD F. HEIL
                         For the Board of Directors
Boise,  Idaho
April  1,  2002


All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting and revoke your proxy. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER,
       -------------------------------------------------------------------------
BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE
--------------------------------------------------------------------------
PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY
--------------------------------------------------------------------------
ISSUED IN YOUR NAME FROM THE RECORD HOLDER.
-------------------------------------------

                          AMERICAN ECOLOGY CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2002

                                 PROXY STATEMENT

                    ---------------------------------------

This Proxy Statement relates to the Annual Meeting of Stockholders of American Ecology Corporation, (the "Company"), a Delaware corporation, to be held on May 30, 2002, at 10:00 a.m., at the Standard Club in the Chicago Room 4th Floor, 320
S. Plymouth Court, Chicago, Illinois 60604, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about April 22, 2002. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING. Holders of preferred stock of the Company do not have voting rights with respect to the matters to be considered at the meeting.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001 is being furnished with this Proxy Statement to stockholders of record on April 1, 2002. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS
                      ------------------------------------

The Board of Directors of the Company fixed April 1, 2002 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 14,403,985 shares of common stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (seven) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of some or all of the director nominees identified herein.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
DIRECTORS.

At the Meeting, seven directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of his or her respective successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The seven nominees receiving the greatest number of votes cast will be elected directors, if each nominee receives at least a majority of the votes cast.

In November 2001 Thomas A. Volini was appointed to replace a resigning Director. Keith D. Bronstein has voluntarily chosen not to stand for re-election and the Board of Directors has nominated Roy C. Eliff to stand for election.

Director nominees standing for election to serve until the Annual Meeting in 2002 are:

                                                                      DIRECTOR
                                                                      --------
NAME                 AGE   POSITION WITH COMPANY       RESIDENCE      SINCE
-------------------  ---  ------------------------  ----------------  -----
Rotchford L. Barker   65  Director                  Cody, WY              1996
Paul C. Bergson       57  Director                  Washington, D.C.      1996
Roy C. Eliff          66  Nominee for Director      Houston, TX           --
Edward F. Heil        57  Director                  Miami Beach, FL       1994
Dan Rostenkowski      73  Director, Employee        Chicago, IL           2000
Paul F. Schutt        69  Director                  Norcross, GA          1994
Thomas A. Volini      56  Director, Appointed 2001  Chicago, IL           2001

ROTCHFORD  L.  BARKER
---------------------

Mr. Barker became a director in 1996. Mr. Barker is an independent businessperson and commodity trader. Mr. Barker has been a member of the Chicago Board of Trade for more than thirty years and has served on the board of directors of the exchange. Mr. Barker is also a director of Idacorp, an energy services holding company that owns Idaho Power Company.

PAUL  C.  BERGSON
-----------------

Mr. Bergson became a director in 1996. Mr. Bergson is a principal in Bergson & Company, a government relations consulting firm serving a range of defense and industry clients. Mr. Bergson is also a Major General in the U.S. Army Reserves, a member of the Board of Advisers of the U.S.-Asia Foundation and serves on the boards of several philanthropic organizations.

ROY  C.  ELIFF
--------------

Mr. Eliff has been nominated to serve on the Board of Directors of American Ecology Corporation. Mr. Eliff is a consultant to solid waste and environmental companies in the area of acquisitions and mergers. Mr. Eliff has served as an officer, director, or CEO of publicly held companies, including 20 years as Vice President of Corporate Development/Acquisition for Browning Ferris Industries.

EDWARD  F.  HEIL
----------------

Mr. Heil became a director in 1994. Mr. Heil is the sole member of E. F. Heil, LLC, an investment management and development company. Mr. Heil has been involved in various capacities with waste management companies for over 30 years.

DAN  ROSTENKOWSKI
-----------------

Mr. Rostenkowski became a director in 2000. He currently heads DanRoss Associates, a Chicago consulting firm, and is employed by the Company as a special assistant to the President of American Ecology Corporation for governmental affairs. He is also a college teacher, speaker and political commentator for Fox television. Mr. Rostenkowski served in the United States Congress from 1959-1994.

PAUL  F.  SCHUTT
----------------

Mr. Schutt became a director in 1994. Mr. Schutt is the Chairman of the Board, and was formerly Chief Executive Officer and a director of Nuclear Fuel Services, Inc., a primary contractor for the United States Navy. Mr. Schutt also led the formation of Advanced Recovery Systems, Inc., and NFS Radiation Protection Systems, Inc., and serves as a director on the boards of those companies. Mr. Schutt was a founding director in 1968 and President of Nuclear Assurance Corporation; Senior Planning Analyst for Union Carbide (AECOP), Oak Ridge, Tennessee, and held management positions in Marketing, Planning and Research and Development for Babcock & Wilcox Company.

THOMAS  A.  VOLINI
------------------

Mr. Volini joined the Board in November 2001. Mr. Volini has served as a director and in executive positions at other publicly held waste management companies. Mr. Volini currently serves as Chairman, President and CEO of Town & Country Utilities, Inc. and President of Midwest Electric, Inc.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES.

During the year ended December 31, 2001, the Board of Directors held six meetings. Other than Mr. Bronstein and Mr. Schutt, each of the current directors attended at least 75% of the meetings of the Board and Committees on which they served, held during the period for which they were a Board or Committee member, respectively. Mr. Bronstein attended 5 of 7 Executive
Committee  meetings,  and  Mr.  Schutt  attended  4  of  6  Board  Meetings.

The Committees of the Board of Directors during 2001 were the Nominating, Executive, Audit and Compensation Committees.

The members of the Nominating Committee are currently Messrs. Barker, Bronstein, and Heil. Mr. Bronstein is chairman. The Nominating Committee searches for and recommends to the Board of Directors, qualified and experienced individuals to fill vacancies and new director seats upon expansion of the board. The Nominating Committee met once during 2001, and once in March of 2002 recommending seven directors to stand for election at the annual shareholders meeting in 2002. The Board of Directors accepted five of the nominees and selected two other nominees to stand for election.

Effective March 15, 2002, the Board of Directors disbanded the Executive Committee. Except certain powers which, under Delaware law, may only be exercised by the full Board of Directors, the Executive Committee exercised all powers and authority of the Board of Directors in the management of Company business. The Executive Committee met seven times in 2001 and twice in 2002.

The  members  of  the  Audit  Committee  are  currently Messrs. Barker, Bergson,
Schutt, and Volini. Mr. Schutt is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met six times in 2001, including a visit to the Oak Ridge, Tennessee low-level radioactive waste processing facility. The audit committee has met three times in 2002.

The members of the Compensation Committee are currently Messrs. Bergson, Heil, Rostenkowski, Schutt, and Volini. Mr. Volini is chairman. The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers and approves stock options under the 1992 Employee and 1992 Directors stock option plans, determines executive compensation levels and performs other functions regarding compensation as the Board may delegate. The Compensation Committee met once in 2001

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION.

During 2001, no member of the Compensation Committee except Mr. Rostenkowski was an officer or employee of the Company or any of its subsidiaries, or had any other relationship requiring disclosure by the Company under Item 402 or 404 of Securities and Exchange Commission regulations. Mr. Rostenkowski received compensation from the Company in the amount of $16,000 for 2001.

During 2001, no executive officer of the Company served as:

- a member of the compensation committee (or other board committee performing equivalent functions) of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company,
- a director of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company, or
- a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

DIRECTORS'  COMPENSATION.

Directors who are not employees of the Company or its subsidiaries receive an annual fee of $16,000 payable quarterly, plus $1,333 for each special meeting attended in person, which at the director's discretion is payable quarterly in stock of the Company at its then market price. Directors who are employees of the Company receive no additional compensation for their service as directors. Mr. Rostenkowski is the only director employed by the Company. All directors are reimbursed for their travel and other expenses involved in attendance at Board and committee meetings.

In addition, each non-employee director is granted a stock option to purchase 7,500 shares of the Company's common stock at the time of his or her initial election to the Board. Upon each re-election to the Board, he or she is granted a stock option to purchase 10,000 shares of the Company's common stock.

                                 PROPOSAL NO. 2
                              SELECTION OF AUDITORS

The Board of Directors has selected Balukoff, Lindstrom & Co., P.A. ("Balukoff, Lindstrom"), as independent auditors for the Company's 2002 fiscal year. Balukoff, Lindstrom has examined the financial statements of the Company for each of its 1996-2001 fiscal years. Representatives of Balukoff, Lindstrom are not expected to be present at the Annual Meeting and are therefore not expected to be available to make a statement or respond to questions.

Stockholder ratification of the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent accountants is not required by the Company's Articles, Bylaws or otherwise. However, the Board is submitting the selection of Balukoff, Lindstrom to the stockholders for ratification as a matter of good corporate practice, and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection, the Board and the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Balukoff, Lindstrom & Co., P.A. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

AUDITOR  FEES
-------------

The aggregate fees billed by Balukoff, Lindstrom & Co., P.A., for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q, for the fiscal year ended December 31, 2001 were $157,000.

ALL  OTHER  FEES
----------------

The aggregate fees billed for services rendered by Balukoff, Lindstrom & Co., P.A., other than the fees disclosed above, during the fiscal year ended December 31, 2001 were $137,000.

                           EXECUTIVE OFFICERS
                           ------------------

NAME AND PRINCIPAL POSITION                 AGE   CITY/STATE   OFFICER
------------------------------------------  ---  ------------  -------
Stephen A. Romano
  President, Chief Executive Officer
  Chief Operating Officer                    47  Boise, Idaho     1998
James RBaumgardner
  Senior Vice President, Treasurer,
  Secretary, and Chief Financial Officer     39  Boise, Idaho     1999
Michael J. Gilberg
  Vice President and Controller              33  Boise, Idaho     2002

STEPHEN  A.  ROMANO  was  appointed  as President and Chief Operating Officer in
October of 2001 and Chief Executive Officer on March 15, 2002. Mr. Romano has served with the Company for more than 12 years in various positions of increasing responsibility. He originally joined the Company to site and license the Ward Valley, California disposal site. Prior to joining the Company, Mr. Romano held various positions with the U.S. Nuclear Regulatory Commission, the State of Wisconsin and EG&G Idaho, Inc. Mr. Romano holds a BS from the University of Massachusetts-Amherst and an MS from the University of Wisconsin-Madison.

JAMES R. BAUMGARDNER, Senior Vice-President, Treasurer, Chief Financial Officer and Secretary. Mr. Baumgardner joined the Company in November 1999 as Senior
Vice President and Chief Financial Officer. Mr. Baumgardner was appointed Treasurer and Secretary in October of 2001. From 1995 until joining the Company, Mr. Baumgardner was the Corporate Treasurer of WaferTech and Symbios Logic, Inc., both large manufacturing companies. From 1988 to 1995, Mr. Baumgardner was a Vice President with Silicon Valley Bank and Commercial Lender with First
Interstate Bank, where he focused on commercial loans to high technology start-ups and turn-arounds. Mr. Baumgardner holds a BS and MBA from Oregon State University.

MICHAEL J. GILBERG, CPA, joined the Company on February 4, 2002 as Vice President and Controller. From 1997 until joining the Company, Mr. Gilberg was Vice President and Controller for T.J.T. Inc., a publicly-traded manufacturing company in Emmett, Idaho. Prior to joining T.J.T., Mr. Gilberg served in increasingly responsible accounting positions at Deloitte & Touche in Boise, Idaho, and KPMG Peat Marwick in Midland, Texas where he audited a wide range of corporate and governmental organizations. Mr. Gilberg holds a BS from the University of Montana.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended December 31, 2000 and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were made timely throughout the year except for the late filing by Robert Thorn and Zaki Naser, former officers, of their Form 4 statements for the month of October 2001 filed December 7, 2001 rather than November 10, 2001 as required and two Form 4 Statements filed by Rotchford Barker for the months of September 2001, and March 2001, filed April 2002, and May 9, 2001, respectively, rather than October 10, 2001 and April 10, 2001 as required. A Form 4 Statement filed by Rotchford Barker for December 1998 will also be amended in April 2002.

                             EXECUTIVE COMPENSATION
                             ----------------------

The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated management employees at December 31, 2001 and the prior two years in all capacities.

SUMMARY  COMPENSATION  TABLE
                                                                    Long-Term
                                         Annual Compensation(1)    Compensation      All Other
     Name and Principal Position         Year   Salary    Bonus   Grant  Options  Compensation(2)
     ---------------------------         ----  --------  -------  -----  -------  ----------------
Stephen A. Romano                        2001  $132,913      -0-    -0-   40,000  $          4,386
   President, Chief Executive,           2000  $105,000  $10,000    -0-      -0-               -0-
   and Chief Operating Officer           1999  $109,036      -0-    -0-    1,500               -0-

James R. Baumgardner                     2001  $145,077      -0-    -0-   10,000  $          4,788
   Senior Vice President, Treasurer,     2000  $134,000  $ 7,000    -0-      -0-  $         32,205
   Secretary, Chief Financial Officer    1999  $ 20,615      -0-    -0-   50,000               -0-

Jack K. Lemley, Former                   2001  $216,730      -0-    -0-      -0-  $         25,479
   Chairman, Chief Executive             2000  $215,539      -0-    -0-      -0-  $         19,875
   Officer and President                 1999  $155,769      -0-    -0-      -0-  $         23,174

Zaki K. Naser, Former                    2001  $142,983      -0-    -0-      -0-  $         38,843
   Executive Vice President              2000  $135,000  $10,200    -0-   50,000  $         35,151
   and Operations Manager                1999  $114,442  $21,662    -0-    4,500  $          7,324

Steve Welling                            2001  $ 88,011  $59,770    -0-      -0-  $          2,326
   National Sales Director

The Company, on a discretionary basis, may grant options to its executive officers under the 1992 amended and restated employee stock option plan. As of December 31, 2001, options to purchase 346,150 shares were outstanding with 1,045,850 shares remaining available for grant. Under the 1988 Employee Stock Option Plan 260,000 shares were still outstanding at December 31, 2001. The following table provides information concerning 2001 stock option grants to the Company's executive officers.

--------------------
1 Includes dollar value base salary earned by the named executive officer during the fiscal year ending December 31, 2001 as permitted by rules established by the SEC.

2 Includes the amount of premium paid by the Company for group term life insurance with benefits for each named executive officer, the amount of the Company's matching contribution under the Company's 401(k) Savings Plan, the premium paid on a split benefit whole life insurance policy, an Automobile lease, and housing allowances.

                                         2001 OPTION GRANTS

                                                                     Potential Realizable Value at Assumed
                 Number of                                                Annual Rates of Stock Price
                Securities     Individual  Grants                       Appreciation  for  Option  Term
                Underlying   Percent of all Options   Exercise
Name            Options(3)    Granted to Employees      Price    Expires      0%        5%         10%
----            -----------  -----------------------  ---------  --------  --------  --------  ---------
S. Romano            20,000             40%           $    1.90  11/28/11      -0-   $ 23,800  $ 60,600
S. Romano            10,000             20%           $    3.00  11/28/11      -0-   $    900  $ 19,300
S. Romano            10,000             20%           $    3.50  11/28/11      -0-        -0-  $ 14,300
J. Baumgardner       10,000             20%           $    1.90  11/28/11      -0-   $ 11,900  $ 30,300

The following table provides information concerning executive officers' stock options exercised in 2001 and those remaining outstanding at the end of 2001.

                    AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END VALUES

                         Shares              Number of Shares Underlying  Value of Unexercised In-the
                      Acquired on   Value       Unexercised Options         Money Options(4) at FYE
Name                   Exercise    Realized   Exercisable  Unexercisable  Exercisable   Unexercisable
----                  -----------  ---------  -----------  -------------  ------------  -------------
Stephen A. Romano           5,000  $   2,500       52,500          2,500           -0-            -0-
James R. Baumgardner          -0-        N/A       60,000            -0-  $      5,000            -0-
Jack K. Lemley                -0-        N/A      260,000            -0-  $    178,620            -0-
Zaki K. Naser               5,000  $   2,140          -0-            -0-           -0-            -0-

COMPENSATION  COMMITTEE  REPORT.

The Compensation Committee of the Board of Directors is composed of outside directors and Mr. Rostenkowski, and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Committee also reviews and approves the Company's compensation and benefit plans and administers the key employee and executive officer 1992 Stock Option Plan. Mr. Rostenkowski did not particpate in any matters involving the 1992 Stock Option Plan. The following report describes the basis on which the Compensation Committee with respect to the executive officers of the Company made the 2001 compensation determinations.

The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

     1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

     2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

     3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.

     4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

--------------------
3 All options granted were exercisable as of the option grant date, which was November 28, 2001.

4 A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $1.75 per share on the NASDAQ National Market at the close of business on December 31, 2001.

Currently the Company has a compensation program based on three components: a base salary, bonus payments tied to Company performance, and a stock option program. The Compensation Committee regularly reviews the various components of the compensation program to ensure that they are consistent with the Company's objectives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer. The base salaries for 2001 were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 2001, Jack K. Lemley, the Chief Executive Officer of the Company, received a base salary of $230,000, which the Committee believes to be average for the base salary of chief executive officers with comparable qualifications, experience and responsibilities of other companies in the environmental industry. The base salary of Stephen A. Romano was increased by the Committee to $162,000 reflecting his October, 2001 appointment as President and Chief Operating Officer upon Mr. Lemley's resignation. The Committee believes this to be average for the base salary of executive officers with comparable qualifications, experience and responsibilities of other companies in the environmental industry.

ANNUAL INCENTIVES -- The bonus program in effect during 2001 allowed for direct financial incentives to select individuals in the form of a cash bonus for exceeding the Company's goals or for outstanding performance. Based on the Company's financial performance in 2001, no cash bonuses were awarded by the Committee. The Compensation Committee has not yet approved a management bonus plan for 2002.

LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are generally granted at no less than market value on the grant date, and will only have value if the Company's stock price increases above the grant price. In furtherance of these objectives, the Committee (other than Mr. Rostenkowski) approved the grant of options to certain executives and key employees in November 2001 and January 2002.

AUDIT  COMMITTEE  REPORT,  CHARTER,  INDEPENDENCE

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Balukoff, Lindstrom & Co., P.A., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-Q and audit of the 401(k) and pension plans, is compatible with maintaining the auditor's independence.

Based on the review and discussions of the Company's audited financial statements with management and discussion with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

This report is respectfully submitted by the Audit Committee of the Company's Board of Directors:

Paul Schutt, Audit Committee Chairman
Rotchford  Barker
Paul  Bergson
Thomas  Volini

AUDIT  COMMITTEE  CHARTER

The Board of Directors has adopted a written charter for the Audit Committee that was filed with the 2001 annual meeting proxy.

AUDIT  COMMITTEE  INDEPENDENCE

The  Board  of  Directors has determined that Mr. Paul Schutt, Mr. Paul Bergson,
Mr. Rotchford Barker and Mr. Thomas Volini all meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

                              SECURITY OWNERSHIP OF
                              ---------------------
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

The following tables set forth, as of March 29, 2002, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and
(b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a)  BENEFICIAL  OWNERS

Name and Address            Number of Shares   Percent of
of Beneficial Owner        Beneficially Owned     Class
-------------------------  ------------------  -----------
Edward F. Heil(5). . . . .          5,086,180       31.73%
8052 Fisher Island Drive
Fisher Island, FL 33109

Rotchford L. Barker(6) . .          3,293,330       21.25%


--------------------
5  Mr.  Heil's  beneficial  ownership  includes 2,830,794 shares of common stock owned individually by Mr. Heil and 629,460 shares beneficially owned by Mr. Heil in  his  capacity  as  trustee of a trust. Also included in the table are 77,500 shares  subject  to option, 548,426 shares of common stock if 35,245.90 Series D
Preferred  stock is converted, and 1,000,000 shares of common stock if 1,000,000
Series  E  Warrants  are  exercised.

6  Mr.  Barker's beneficial ownership includes 2,196,693 shares of common stock.
The shares in the table also include 49,137 common shares if 3,157.89 Series D preferred is converted, 1,000,000 common shares if 1,000,000 Series E Warrants are exercised, and 47,500 options.


                                       12

40 County Road 2AC
Cody, Wyoming  82414

Harry J. Phillips, Jr.(7).          1,695,423       11.19%
917 Franklin, Suite 510
Houston, Texas 77002

JP Morgan Chase Bank(8). .          1,349,843        8.57%
712 Main Street
Houston, Texas, 77002

Fayez Sarofim(9) . . . . .            859,451        5.97%
Fayez Sarofim & Co.
2907 Two Houston Center
Houston, Texas  77010

(b)  DIRECTORS  AND  EXECUTIVE  OFFICERS

                              Amount And Nature Of
Name Of Beneficial Owner      Beneficial Ownership  Percent Of Class
----------------------------  --------------------  -----------------
DIRECTORS
Rotchford L. Barker                      3,293,330             21.25%
Paul C. Bergson(10)                        286,433              1.97
Keith D. Bronstein(11)                     628,481              4.27
Edward F. Heil                           5,086,180             31.73
Dan Rostenkowski(12)                       100,000              0.69
Paul F. Schutt(13)                         421,144              2.90


--------------------
7  Pursuant to a Schedule 13-G filing on January 31, 2002, Mr. Phillips reported that  he  may  be  deemed  the  beneficial owner of 48,403.90 shares of Series D
Preferred  stock,  which  may  be converted into 753,165 shares of common stock,
939,906  shares of common stock owned of record by ECOL Partners II, ltd. ("Ecol
Partners  II")  and  2,352  shares owned of record by Phillips Investments, Inc.
The  shares  reported on Schedule 13-G are used above.  As a sole shareholder of
Phillips  Investments,  Inc.,  which is the general partner of ECOL Partners II,
Mr.  Phillips  shares voting and investment power over the common stock owned by
Phillips  Investments,  Inc.  and  ECOL  Partners  II.

8 Pursuant to a 1998 settlement agreement between the Company and Chase Bank of Texas ("Chase"), the Company granted Chase 1,349,843 warrants to purchase one share of common stock each at $1.50 per share, which replaced an earlier warrant for a lesser number of shares.

9 Pursuant to a Schedule 13-G filing on February 14, 2002, Fayez Sarofim & Co., a registered investment advisor, and Mr. Fayez Sarofim reported that they may be deemed the beneficial owner of an aggregate 859,451 shares of the Company, consisting of 826,656 shares held by Mr. Sarofim, 25,155 shares in investment advisory accounts of his firm of which he has dispositive power, 11,784 shares held by Sarofim International Management Company, which he controls, and 87 shares as trustee over which he has shared voting power.

10 Mr. Bergson's beneficial ownership includes 118,933 shares of common stock, 67,500 options and 100,000 Series E Warrants exercisable for 100,000 shares of common stock.

11 Mr. Bronstein's beneficial ownership includes 315,981 shares of common stock, 57,500 options and 250,000 Series E Warrants exercisable for 250,000 shares of common stock.

12 Mr Rostenkowski's beneficial ownership includes 100,000 options currently exercisable. Mr Rostenkowski also holds 100,000 options exercisable as of July
31,  2002  which  are  not  included  in  the  table.


                                       13

Thomas A. Volini                             1,378              0.01
Roy C. Eliff                                12,000              0.08

                              Amount And Nature Of
Name Of Beneficial Owner      Beneficial Ownership  Percent Of Class
----------------------------  --------------------  -----------------
EXECUTIVE OFFICERS
Stephen A. Romano(14)                       81,800              0.57%
Jim R. Baumgardner(15)                      75,000              0.52
Michael J. Gilberg(16)                      10,000              0.07
All directors and executive
officers as a group                      9,995,746             55.71%
                              --------------------


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS
--------------------------------------------------

During 2001 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

--------------------
13 Mr. Schutt's beneficial ownership includes 116,367 shares of common stock and 57,500 options held by him and 183,066 shares held by Nuclear Fuel Services, Inc., and 64,211 shares if 52,632 Series D warrants are exercised. Mr. Schutt, as the Chairman of the Board of Nuclear Fuel Services, Inc., shares voting and investment power over the securities held by it.

14 Mr. Romano's beneficial ownership includes 26,800 shares of common stock and 55,000 options.

15 Mr. Baumgardner's beneficial ownership includes 15,000 shares of common stock and 60,000 options.

16 Mr Gilberg's beneficial ownership includes 5,000 shares of common stock and 5,000 options.

STOCK  PERFORMANCE(17)
The following graph compares the most recent five-year market-value performance of the Company's common stock to the NASDAQ Composite Index, and a hazardous waste industry 2001 peer group(18) that the Company believes accurately reflects its competitors for fiscal 2001. The hazardous waste industry 2000 peer group is included for comparison. The 2001 peer group is composed of the 2000 peer group with one additional company added, and three companies removed(19). The Company believes the 2001 peer group more adequately reflects the composition of it's peers. The graph assumes that the value of the investment in the common stock and each index was $100 at December 31, 1996.

                                [GRAPHIC OMMITED]

PERFORMANCE  GRAPH

                               1996  1997  1998  1999  2000  2001
                               ----  ----  ----  ----  ----  ----
American Ecology Corporation    100   118   118   159   200   165
2001 Peer Group                 100   171   127   111   113   164
2000 Peer Group                 100   158   119    90    74   116
Nasdaq Composite                100   122   170   315   191   151


--------------------
17 Notwithstanding filings by the Company with the SEC that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this performance graph shall not be incorporated by reference into such filings and shall not be deemed to be filed with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

18 The companies which make up the Company's 2001 peer group are: Allied Waste; Clean Harbors, Inc.; Duratek, Perma-Fix Environmental Services, Inc; and Safety Kleen Corp.

19 The companies which make up the Company's 2000 peer group are: 3CI Complete Compliance Corp.; Allied Waste; Clean Harbors, Inc.; Metalclad Corp; Perma-Fix Environmental Services, Inc; and Safety Kleen Corp.

                        STOCKHOLDER PROPOSALS AT THE NEXT
                        ---------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

The Company must receive stockholder proposals submitted for inclusion in the Company's 2003 proxy materials and consideration at the annual meeting of stockholders in 2003 no later than December 12, 2002. Stockholder proposals should be submitted to the Secretary of American Ecology Corporation, 805 W. Idaho, Suite 200, Boise, Idaho 83702. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

OTHER  MATTERS
--------------

The management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 805 W. Idaho Street, Boise, Idaho 83702 or may be accessed on the Internet at: http://www.americanecology.com.
       -----------------------

                          AMERICAN ECOLOGY CORPORATION

                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, hereby revoking all prior proxies, hereby appoints Stephen
A. Romano, James R. Baumgardner, and Michael J. Gilberg and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of AMERICAN ECOLOGY CORPORATION that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AMERICAN ECOLOGY CORPORATION to be held on May 30, 2002, and at any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1-2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

            YOU CAN NOW ACCESS YOUR AMERICAN ECOLOGY ACCOUNT ONLINE.

Access your American Ecology shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, agent for American Ecology, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

     -  View account status              -  View payment history for dividends
     -  View certificate history         -  Make address changes
     -  View book-entry information      -  Obtain a duplicate 1099 tax form
                                         -  Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP  1:  FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

INVESTOR SERVICEDIRECTSM IS CURRENTLY ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.
-  SSN
-  PIN
-  Then  click  on  the  ESTABLISH PIN  button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

--------------------------------------------------------------------------------

STEP  2:  LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:
-  SSN
-  PIN
-  Then click on the SUBMIT button

If you have more than one account, you will now be asked to select the appropriate account.

--------------------------------------------------------------------------------

STEP  3:  ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

-  Certificate  History
-  Book-Entry  Information
-  Issue  Certificate
-  Payment  History
-  Address  Change
-  Duplicate  1099


              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

                                                             PLEASE MARK
                                                             YOUR VOTES AS [X]
                                                             INDICATED IN
                                                             THIS EXAMPLE

1. Election of directors (to withhold authority to vote for any individual members, strike a line through the members name in the list below). This proxy confers on the proxyholders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the Proxy Statement.

      FOR  all  nominees          WITHHOLD             01 Rotchford L. Barker,
      listed to he right          AUTHORITY            02 Paul C. Bergson,
      (except as  marked    to vote for all nominees   03 Roy C. Eliff,
      to  the  contrary)       listed to the right     04 Edward F. Heil,
            [  ]                    [  ]               05 Paul F. Schutt,
                                                       06 Dan Rostenkowski, and
                                                       07 Thomas A. Volini,


2. To ratify the selection of Balukoff, Lindstrom & Co., P.A. as the Companys independent auditors.

                    FOR [ ]    AGAINST [ ]   ABSTAIN  [ ]

In their discretion, the proxies are authorized to vote upon such other matters as come before the meeting.

                         Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

                         The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting, the Proxy Statement and Annual Report accompany the same, each dated April 22, 2002.


                                            Date: ________________________, 2002

                                            ____________________________________
                                            SIGNATURE  OF  STOCKHOLDER

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                                            SIGNATURE  IF  HELD  JOINTLY


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